As filed with the Securities and Exchange Commission on November 7, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07737

The Purisima Funds
(Exact name of registrant as specified in charter)

13100 Skyline Blvd.
Woodside, California 94062
(Address of principal executive offices) (Zip code)

U. S. Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100
Glendora, California 91741
(Name and address of agent for service)

(650) 851-3334
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2006

Item 1. Report to Stockholders.

The Purisima Funds

Annual Report
August 31, 2006
The Purisima All-Purpose Fund

A Letter to Our Shareholders

Welcome to the annual report for the Purisima All-Purpose Fund for the period ended August 31, 2006. The Fund commenced on November 1, 2005. It seeks high total return while also seeking to provide protection against declines in value of the US and foreign equity markets. During the period, this fund was primarily invested in US government securities.

Thank you for your continued interest and support.

Sincerely,

Kenneth L. Fisher
Chairman and Chief Investment Officer
Fisher Investments

Opinions expressed above are those of Kenneth L. Fisher and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. The Fund may use short sales of securities, which involve the risk that losses may exceed the original amount invested. The Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in debt securities which typically decrease in value when interest rates rise. This risk is greater for longer-term debt securities.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. An investment in the Fund is not suitable for all investors.

This material must be preceded or accompanied by a prospectus.

Fisher Investments is the Adviser to The Purisima Funds. The Purisima Funds are distributed by Quasar Distributors, LLC, 10/06

Performance Summary
For year ended August 31, 2006

Purisima All-Purpose Fund
Growth of $10,000.
Purisima All-Purpose Fund cumulative total return verses Merrill Lynch U.S. Treasury Bills 0-3 Months Index $10,000 invested from Fund inception on 11/01/05 to 8/31/06 *

Purisima All-Purpose Fund

Since Inception (11/01/2005)
Cumulative Total Return1**     5.62%

Merrill Lynch U.S. Treasury Bills 0-3 Months Index*

Since Fund Inception (11/01/2005)
Cumulative Total Return1**     3.71%

Please note past performance is not predictive of future results. Share price and return will fluctuate, and investors may experience a gain or loss when they sell their shares. To obtain a prospectus on the Purisima Funds please call 1-800-841-0199. The prospectus contains more information, including the political, economic, currency risks and potential volatility of foreign investing. Read the prospectus carefully before investing.

1.	Cumulative total return measures the change in value of an investment over the periods indicated and reflects all fund fees and expenses.
*	The Merrill Lynch US Treasury Bills 0-3 Months Index is an unmanaged index of Treasury securities that assumes reinvestment of all income.
**
The total returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. The total return reflects the rate an investment would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

Quasar Distributors, LLC

SECTOR BREAKDOWN1

Purisima All-Purpose Fund

U.S. Treasury Obligations	98.8%
Mutual Funds	1.2%
Total	100.0%
___________________
1 Percentage of Total Investments as of August 31, 2006.

Important Information

The following disclosure provides important information regarding the Fund’s Expense Example. Please refer to this information when reviewing the Expense Example for the Fund.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from March 1, 2006 to August 31, 2006 for the Purisima All-Purpose Fund.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE (Unaudited)

Purisima All-Purpose Fund	Acutal	Hypothetical Performance
(Inception date: 11/01/2005)	Performance	(5% return before expenses)
Beginning Account Value (03/01/06)	$1,000.00	$1,000.00
Ending Account Value (08/31/06)	$1,039.60	$1,021.25
Expenses Paid During Period[1]	$9.29	$9.21

1 Expenses are equal to the Fund's expense ratio for the four month period of 1.50% for the Purisima All-Purpose Fund multiplied by the average account value over the period, multiplied by 184/365 (to reflect the four month period).

Purisima All-Purpose Fund
Schedule of Investments
August 31, 2006

Principal
Amount	Value
U.S.. TREASURY OBLIGATIONS: 165.5%

U.S.. Treasury Bill: 165.5%

44,000 4.740%, 10/19/2006	$43,712

TOTAL U.S. TREASURY OBLIGATIONS (Cost $43,712)	43,712

Shares
MUTUAL FUNDS: 2.0%

527 SEI Daily Income Trust Government Fund	527

TOTAL MUTUAL FUNDS (Cost $527)	$527

TOTAL INVESTMENTS (Cost $44,239): 167.5%	44,239
Liabilities in Excess of Other Assets: (67.5)%	(17,823)
TOTAL NET ASSETS: 100.0%	$26,416

See accompanying Notes to Financial Statements.

PURISIMA ALL-PURPOSE FUND

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2006

All-Purpose Fund
ASSETS
Investments in securities, at cost	$44,239

Investments in securities, at value	$44,239
Receivables:
Dividends and interest	3
Due from Adviser (Note 3)	1,846
Prepaid expenses	17,119
Total Assets	63,207

LIABILITIES
Accrued administration fees (Note 3)	3,397
Accrued transfer agent fees	4,011
Accrued audit fees	13,999
Accrued fund accounting fees	7,579
Accrued reports to shareholders	1,803
Other accrued expenses	6,002
Total Liabilities	36,791

NET ASSETS	$26,416

Number of shares issued and outstanding
(unlimited shares authorized, $0.01 par value)	2,515

Net asset value, offering and redemption price
per share	$10.50

COMPONENTS OF NET ASSETS
Paid-in capital	$25,148
Accumulated net investment income	1,274
Accumulated net realized loss on investments	(6)
Net assets	$26,416

See accompanying Notes to Financial Statements.

PURISIMA ALL-PURPOSE FUND

STATEMENT OF OPERATIONS
For the period November 1, 2005 (Commencement of Operations) to August 31, 2006

All-Purpose
Fund
INVESTMENT INCOME
Income
Interest	$1,741
Total income	1,741

Expenses
Advisory fees	213
Administration fees	33,206
Transfer agent fees	12,764
Fund accounting fees	25,122
Custody fees	3,077
Insurance expense	743
Reports to shareholders	2,302
Registration fees	22,123
Audit fees	13,999
Legal fees	11,331
Trustee fees	4,987
Miscellaneous	1,534
Total expenses	131,401
Less: Reimbursement by Adviser (Note 3)	131,082
Net expenses	319

Net investment income	1,422

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS
Net realized loss on investments	(6)
Net loss on investments	(6)

Net increase in net assets resulting from operations	$1,416

See accompanying Notes to Financial Statements.

PURISIMA ALL-PURPOSE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the Period
November 1, 2005^ thru
DECREASE IN NET ASSETS FROM:	August 31, 2006

OPERATIONS
Net investment income	$1,422
Net realized loss on investments	(6)
Net increase in net assets resulting from operations	1,416

DISTRIBUTION TO SHAREHOLDERS
From net investment income	(148)
Total distributions to shareholders	(148)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	25,148
Total increase in net assets	26,416

NET ASSETS
Beginning of period	—
End of period	$26,416

Undistributed net investment income	$1,274

(a) A summary of capital share transactions is as follows:

	November 1, 2005^
	thru August 31, 2006
	Shares	Value
Shares sold	2,500	$25,000
Shares issued on reinvestment of distributions	15	148
Shares redeemed	-	-
Net increase	2,515	$25,148

^Commencement of Operations.

See accompanying Notes to Financial Statements.

PURISIMA ALL-PURPOSE FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period.

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report.

	For the Period
	November 1, 2005^ thru
	August 31, 2006

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.56
Net realized and unrealized gain
(loss) on investments	(0.00)
Total from investment operations	0.56

Less distributions:
From net investment income	(0.06)
Total distributions	(0.06)
Net asset value, end of period	$10.50
Total return	5.62	%**

Ratios/supplemental data:
Net assets, end of period (thousands)	$26.4

Ratio of expenses to average net assets:
Before fees waived	620.25	%*
After fees waived	1.50	%*

Ratio of net investment income
to average net assets #	6.71	%*

Portfolio turnover rate	0.00	%**

*	Annualized.
**	Not annualized.
#	Net of fees waived.
^	Commencement of operations.

See accompanying Notes to Financial Statements.

PURISIMA ALL-PURPOSE FUND

NOTES TO FINANCIAL STATEMENTS
August 31, 2006

NOTE 1 - ORGANIZATION

The Purisima Funds (the “Trust”) was organized as a Delaware business trust on June 27, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series. Each series represents a distinct portfolio with its own investment objectives and policies. The accompanying financial statements include the Purisima All-Purpose Fund (the “Fund”), a non-diversified fund which commenced operations on November 1, 2005. The Fund is one of the two portfolios comprising the Trust. Fisher Asset Management, LLC (doing business as Fisher Investments) (the “Adviser”) serves as the investment adviser to the Fund.

The investment objective of the Purisima All-Purpose Fund is as follows:

The Fund seeks to provide protection against declines in the value of the U.S. and foreign equity markets. It invests in derivative securities, money market instruments and other securities, including U.S. and foreign common stocks, and fixed income securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation. Investments in securities traded on a national securities exchange are valued at the last sales price on the business day as of which such value is being determined. Investments in securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. Securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the closing bid. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees or their designee, taking into consideration: (I) fundamental analytical data relating to the investment; (II) the nature and duration of restrictions on disposition of the securities; and (III) an evaluation of the forces which influence the market in which these securities are purchased and sold. Debt securities with remaining maturities of 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value.

B.
Federal Income and Excise Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income or excise tax provision is required.

PURISIMA ALL-PURPOSE FUND

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management believes that the adoption of FIN 48 will have no impact on the financial statements of the Fund.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon its current interpretations of the tax rules and regulation that exist in the markets in which it invests.

As of August 31, 2006, the Fund had a post-October loss deferral of $6.

C.
Security Transactions, Investment Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the bases of identified costs.

D.
Use of estimates. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

E.
Concentration of Risk. Investments in securities of non-U.S. issues in certain countries involve special investment risks. These risks may include, but are not limited to, investment restrictions, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

F.
Options. Exchange traded options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. Certain markets are not closed at the time that a Fund prices portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. If no sales are reported, the mean between the last reported bid and asked prices will be used. Non-exchange traded options will also be valued at the mean between bid and asked prices. “Fair value” of other private options are valued after consulting with the Adviser using a mathematical model.

PURISIMA ALL-PURPOSE FUND

Options purchased are recorded as investments; options written (sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option result in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. The Trust may purchase options which are included in the Trust’s Schedules of Investments and subsequently marked to market to reflect the current value of the option. At August 31, 2006, the Trust had no options outstanding.

G.
Securities Sold Short. To the extent the Fund engages in selling securities short, they are obligated to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

H.
Indemnification Obligations. Under the Fund’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Fund has an Investment Management Agreement with the Adviser to provide investment advisory services to the Fund. The Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets.

PURISIMA ALL-PURPOSE FUND

The Fund is responsible for its own operating expenses. The Adviser has agreed to limit the Fund’s total expenses (exclusive of brokerage, interest, taxes, dividends on securities sold short and extraordinary expenses) to not more than 1.50% of the average daily net assets.

Any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, anytime before the end of the third fiscal year following the year to which the fee reduction, waiver, or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. For the year ended August 31, 2006, the Fund paid the Adviser $213.

As of August 31, 2006, the Adviser has reimbursed the Fund $131,082 to limit its total expenses to not more than 1.50% of the average daily net assets.

U.S. Bank, N.A. serves as the Fund’s Custodian. U.S. Bancorp Fund Services, LLC (“USBFS”), an affiliate of U.S. Bank, N.A., serves as the Administrator, Fund Accountant and Transfer Agent. Certain officers of the Trust, including the Trust’s Treasurer, are employees of the Administrator. In its capacity as the Fund’s Administrator, USBFS provides general fund management including corporate secretarial services, coordinates the preparation of materials for the Board of Trustees, assists with the annual audit of the Fund’s financial statements, monitors the Fund’s compliance with federal and state regulations as well as investment restrictions, coordinates the payment of Fund expenses and monitors expense accruals, prepares financial statements and non-investment related statistical data and makes required tax reporting calculations. During the year ended June 30, 2006, Purisima All-Purpose Fund paid USBFS $33,206 for services rendered in its capacity as the Trust’s Administrator.

Quasar Distributors, LLC, an affiliate of U.S. Bank, N.A., and USBFS serves as principal underwriter of the Fund and acts as the Fund’s distributor, pursuant to a Distribution Agreement with the Trust, in a continuous public offering of the Fund’s shares.

NOTE 4 - SERVICE AND DISTRIBUTION PLAN

The Trust has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay expenses incurred for the purpose of distribution activities, including the engagement of other dealers, intended to result in the sale of shares of the Fund. The fee accrues at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. For the year ended August 31, 2006, the Fund did not utilize the Plan.

PURISIMA ALL-PURPOSE FUND

NOTE 5 - INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for the period November 1, 2005 to August 31, 2006 were as follows:

Fund	Purchases	Sales
Purisima All-Purpose Fund	$ 0	$ 0

NOTE 6 - FEDERAL INCOME TAX MATTERS

The difference between the book and tax basis components of the distributable earnings relates principally to the timing of recognition of income and gains for federal income tax purposes. These differences are primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on passive foreign investment companies and return of capital distributions and income adjustments recognized for tax purposes on real estate investment trusts. Short-term gains distributions reported in the Statements of Changes of Net Assets, if any, are reported as ordinary income for federal tax purposes.

As of August 31, 2006, the components of distributable earnings on a tax basis were as follows:
All-Purpose
Cost of investments for tax purposes	$44,239
Gross tax unrealized appreciation	$0
Gross tax unrealized depreciation	$(0)
Net tax unrealized appreciation	$0
Undistributed ordinary income	$1,274
Other accumulated earnings **	$(6)
Total accumulated earnings (losses)	$1,268

The tax composition of dividends are as follows:
				Long Term
	Ordinary	Income	Long Term	Capital Gains
	Income	Per Share	Capital Gains	Per Share
Purisima All-Purpose
Fund
8/31/2006	$148	$0.0592	—	—

** Under current tax law capital losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
The Purisima Funds
Woodside, California

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the Purisima All-Purpose Fund, a series of The Purisima Funds (the “Trust”), as of August 31, 2006, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period November 1, 2006 (commencement of operations) to August 31, 2006. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Purisima All-Purpose Fund as of August 31, 2006, the results of its operations, the changes in its net assets ended and the financial highlights for the period November 1, to August 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 22, 2006

Other Information –

PROXY VOTING PROCEDURES (Unaudited)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust’s Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-841-0199. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-841-0199. This information is also available through the Securities and
Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-841-0199. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

TAX NOTICE (Unaudited)

Additional Information applicable to foreign shareholders only: The percentage of income distributed for the year ended August 31, 2006, designated qualified interest income under Internal Revenue Code Section 871(k)(1)(C), is 100% for the Fund.

Trustees and Officer Information (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including all agreements with the Adviser, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its Officers, subject to the Fund’s investment objective and policies and to general supervision by the Board of Trustees. The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-841-0199.

The Trustees and Officers of the Trust, their business addresses and principal occupations during the past five years are:

Number of
Portfolios in
Fund
	Position(s)				Complex	Other
Name, Address,	Held	Year	Principal		Overseen by	Director-
Date of Birth	with Trust	Elected[1]	Occupation(s) During Past Five Years		Director	ships Held

Kenneth L. Fisher*	President	1996	Chief Executive Officer and majority		2	None
(born 1950)	and Trustee		shareholder of the Adviser, and has served in
13100 Skyline Blvd.			such capacities since the incorporation of the
Woodside, CA 94062			Adviser in 1986. Prior thereto, he was the
founder of Fisher Investments, a sole
proprietorship which commenced operations in
			1979.	.

Pierson E. Clair III	Trustee	1996	President and Chief Executive Officer of Brown		2	Signature
(born 1948)			& Haley since 1998 (fine confectioners); Vice			Foods, Inc.
13100 Skyline Blvd.			President of Blummer Chocolate Company from
Woodside, CA 94062			1980 to 1997, where he had been employed
since 1970.

Scott LeFevre	Trustee	2001	Sole proprietor of LeFevre Capital Management,		2	None
(born 1957)			a registered investment adviser.
13100 Skyline Blvd.
Woodside, CA 94062

Alfred D. McKelvy, Jr.	Trustee	2003	Executive Director of the law firm of Berding &		2	Diablo
(born 1949)			Weil, LLP since 1990.			Valley
13100 Skyline Blvd.						Bank; East
Woodside, CA 94062:						Bay BOMA.

Bryan F. Morse	Trustee	1996	Sole proprietor of Bryan F. Morse, RIA, a		2	None
(born 1952)			registered investment adviser since 1990.
13100 Skyline Blvd.
Woodside, CA 94062

Grover T. Wickersham	Trustee	1996	Attorney in private practice in Palo Alto,		2	None
(born1949)			California. Prior to entering private practice in
13100 Skyline Blvd.			June of 1981, served as a Branch Chief of the
Woodside, CA 94062			Los Angeles Regional Office of the U.S.
Securities and Exchange Commission.

Tom Fishel	Chief	2005	Vice President and Chief Compliance Officer of		N/A	None
(born 1960)	Compliance		the Adviser. Vice President of Charles Schwab
13100 Skyline Blvd.	Officer		& Co., Inc. from 1995 to 2004, where he had
Woodside, CA 94062			been employed since 1983.

Keith Shintani (born 1963)	Secretary and	2006	Vice President of U.S. Bancorp Fund Services,		N/A	None
2020 East Financial Way	Assistant		LLC since 2000.
Glendora, CA 91741	Treasurer

Michael Ricks (born 1977)	Treasurer	2006	Assistant Vice President of U.S. Bancorp Fund		N/A	None
2020 East Financial Way			Services, LLC since 2001.
Glendora, CA 91741

1 Trustees and officers of the Funds serve until their resignation, removal or retirement.
* “Interested person” of the Trust, as defined in the 1940 Act.

PRIVACY NOTICE

Fisher Asset Management, LLC (doing business as Fisher Investments) and the Purisima Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We are committed to protecting your privacy and your non-public personal information. We do not sell or market your non-public personal information to unaffiliated organizations. We maintain physical, electronic and procedural safeguards to guard your non-public personal information. We hold our employees to strict standards of conduct regarding confidentiality, and employees who violate our Privacy Policy are subject to disciplinary process. We restrict access to your information to those employees who need to know that information to carry out their duties.

We do not disclose any non-public personal information about our clients or former clients without the client’s authorization, except as permitted by law. We may disclose the non-public information we collect to employees and affiliates, and unaffiliated third parties as permitted by law. Third parties may include law enforcement agencies, government and regulatory authorities, and professionals such as our legal counsel and auditors, and we may disclose information for reasons such as audit purposes, prevention of fraud or money laundering, protection of confidentiality, compliance with laws, and to provide agreed upon products and services to you. Third parties may also include service providers performing financial services for us (such as brokers and custodians) and service providers performing non-financial services for us (such as third parties performing computer related or data maintenance, marketing or other services for us or to assist us in offering our products and services to you). It is our policy to require all third party service providers that will receive information to sign strict confidentiality agreements agreeing to safeguard such information and use it only for the purpose it was provided.

Privacy Notice 10.2006

Annual Report
August 31, 2006
The Purisima Total Return Fund

Table of Contents

A Letter to Our Shareholders	2

Performance Summary	7

Sector Breakdown	8

Expense Example	8

Schedule of Investments	10

Statement of Assets and Liabilities	15

Statement of Operations	16

Statement of Changes in Net Assets	17

Financial Highlights	18

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	26

Other Information	28

Trustee and Officer Information	30

Privacy Notice	34

Investment Objective

Purisima Total Return Fund

Seeks to provide investors with a high level of total return by considering both domestic and foreign securities.

The Fund reserves the right to reject any order for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares. The required minimum investments may be waived in the case of certain qualified retirement plans. The Fund will not accept your account if you are investing for another person as attorney-in-fact. The Fund also will not accept accounts with a ‘‘Power of Attorney’’ in the registration section of the Purchase Application.

A Letter to Our Shareholders

Welcome to the annual report for the Purisima Total Return Fund for the twelve-month period ended August 31, 2006. The investment objective of the Fund is to achieve a high total return for shareholders.

Market Review and Outlook:

Global equities finished the period with substantially positive returns. The MSCI World Index gained 15.8%. Volatility increased markedly during the second half of the period with the arrival of what we view as the first true correction of the three-year-old bull market. We expect volatility to remain high in the coming months in the form of strong positive returns.

The benefits of global diversification were once again evident during the period as foreign stocks significantly outperformed domestic issues (based on comparing MSCI World Index performance to the S&P 500 Stock Index return of 8.9% for that same period). We expect 2006 to be the fifth consecutive year of foreign leadership.

Japan led developed markets in Asia. The economic recovery in Japan has returned corporations to profitability, and pro-market reforms should bode well for Japan’s future economic growth. The United Kingdom and continental Europe benefited from strong currencies and favorable sector compositions. Both the United Kingdom and continental Europe have less exposure to sectors that underperformed during the period, such as Information Technology, and more exposure to some of the better performing sectors, such as Financials and Materials.

All sectors in the MSCI World Index benchmark finished the period with positive returns. The Materials sector set the pace as demand for commodities reached record levels driven by strong global economic growth. The Financials sector also performed extremely well, benefiting from strong global equity markets and record merger and acquisition activity.

The upward trend in global equity markets continued almost unabated through most of the period until a market correction that began in early May saw the MSCI World Index decline by almost 12% in just over two months. In a classic correction, our experience is that stock prices typically recover almost as quickly as they decline, and this instance was no exception.

The market downturn and subsequent recovery had all the hallmarks of a classic correction – the decline began abruptly; prices fell sharply on no significant news; the sectors that led the market on the upside underperformed on the downside; and the market recovered with vigor. We do not believe this was the beginning of a new bear market as true bear markets typically begin much less abruptly. Corrections can be unnerving for investors, but they are a normal and ultimately healthy part of the market cycle.

What triggered the decline is anybody’s guess since corrections are purely psychological. One of the most significant unknowns was how investors would react to the first new Fed chairman in seventeen years. The correction suggests investors were dissatisfied with Ben Bernanke’s initial attempts at communicating central bank policy to the public. As investors become more comfortable with Mr. Bernanke’s communication style and more confident in his ability to dictate monetary policy, concerns in this realm should abate.

Looking ahead, we see many bullish factors contributing to a positive economic environment and strong equity gains. Most importantly, global economic growth and corporate profit growth continue to exceed expectations.

Long term interest rates remain benign in virtually all developed markets. This provides a source of inexpensive capital which we think is driving record levels of merger and acquisition activity, significantly reducing the supply of global equities. Lower interest rates also make yields on equities very attractive relative to fixed income alternatives.

Despite a very positive backdrop for global equity markets, it is always important to consider risk factors that could have negative implications for equities.

Much has been made of the decline in the US housing market and its potential to derail the US and global economies. Real estate prices may be restrained for some time, but we do not believe the housing market is a ‘‘bubble’’ about to burst. A strong job market, increases in personal income and low interest rates are very powerful forces acting against this.

Overly aggressive monetary tightening by central banks could stifle economic growth. Thus far, we believe central banks are acting reasonably. During the period, the Federal Reserve Open Market Committee ended its string of seventeen consecutive rate increases, anticipating inflation concerns will abate. Productivity gains, innovation, globalization and strong economic growth serve as buffers to inflationary pressures and make inflation less of a concern than many investors perceive.

Upcoming midterm elections in the US are a source of investor uncertainty. A surge in poll numbers has many analysts forecasting Democrats will gain control of one or both houses of Congress. Though Democrats are likely to gain some seats, we believe the Republicans have distinct structural advantages in this election which should prevent a dramatic shift in the political landscape. In general, equity markets prefer the status quo over change in the short term. Regardless of which party is in charge, there should not be a strong majority that allows for an aggressive legislative environment. As always, we have no political preference regarding the outcome.

We believe on balance positive market fundamentals outweigh market risks. As widespread concerns dampening market sentiment are proven toothless, it should provide a tailwind for greater gains in equities.

Fund Positioning

We remain optimistic about the prospects for global equity markets. Strong global economic growth and favorable market conditions persist. As a result, the Fund remains fully invested in equities.

Fund positioning on regional and sector levels remains largely unchanged as many of the same market drivers remain in place. Foreign stocks should continue to outperform their US counterparts, and the Fund remains slightly overweight to foreign equities. Japan is our largest country overweight. Japan is on the verge of its longest post-war economic expansion. Meanwhile, the Bank of Japan signaled the end of deflation and adjusted monetary policy accordingly. The central bank now has greater flexibility to keep inflation within desired ranges to help promote economic growth. Corporate earnings in Japan continue to exceed expectations, and Japanese financial institutions are healthier than they have been in years.

Energy and Industrials represent the largest sector overweights in the Fund. Given our expectation for continued economic strength and an asymmetric risk profile in which the potential for supply disruption outweighs the potential for new sources of energy supply, we continue to believe Energy will be among the best performing sectors. We also believe the Industrials sector will continue to benefit from increased industrial activity associated with economic expansion, especially in emerging markets.

Financial stocks represent the largest sector weight in both the Fund and the MSCI World Index benchmark. Within the sector, we favor capital markets companies that will benefit from strong equity markets and high volumes of merger and acquisition activity. We are less enthusiastic about banking stocks because they are more sensitive to yield curves, which are flat or inverted in many markets.

The upcoming period is shaping up nicely for global equities, and we believe the Fund is well positioned to take advantage of continued market strength.

Closing Remarks

For the period, the Fund delivered significantly positive absolute returns but slightly underperformed the MSCI World Index benchmark. During the correction, previously beneficial allocation decisions detracted from relative returns. We expect the upcoming period to be rewarding for global equity investors and believe the Fund is positioned to perform well on both an absolute and relative basis in this environment.

Thank you for your continued interest and support.

Sincerely,

Kenneth L. Fisher
Chairman and Chief Investment Officer
Fisher Investments

Opinions expressed above are those of Kenneth L. Fisher and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Past performance does not guarantee future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Mutual fund investing involves risk of loss. Principal loss is possible. The Fund may use short sales of securities, which involve the risk that losses may exceed the original amount invested. Foreign investing involves special risks, including a greater volatility and political, economic and currency risks and differences in accounting methods. Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in debt securities typically decrease in value when interest rates rise. This risk is greater for longer-term debt securities.

The MSCI World Index is a broad-based unmanaged capitalization-weighted stock index designed to measure global developed market equity performance. It consists of 23 developed market country indices. One cannot invest directly in an index.

This material must be preceded or accompanied by a prospectus.

Fisher Investments is the Adviser to The Purisima Funds. The Purisima Funds are distributed by Quasar Distributors, LLC. 10/06

Performance Summary
for year ended August 31, 2006

Purisima Total Return Fund
Growth of $10,000
Purisima Total Return Fund cumulative total return versus MSCI World Index $10,000 invested from Fund inception on 10/31/96 to 8/31/06*

One-year		One-year
Average Annual Total Return[2] **	14.54%	Average Annual Total Return[2] **	15.77%
Five-year		Five-year
Average Annual Total Return[2] **	5.66%	Average Annual Total Return[2] **	7.75%
Since Inception (10/28/96)		Since Fund Inception (10/28/96)
Cumulative Total Return[1] **	156.09%	Cumulative Total Return[1] **	97.66%
Average Annual Total Return[2] **	10.02%	Average Annual Total Return[2] **	7.17%

Please note past performance is not predictive of future results. Share price and return will fluctuate, and investors may experience a gain or loss when they sell their shares. To obtain a prospectus on the Purisima Funds please call 1-800-841-0199. The prospectus contains more information, including the political, economic, currency risks and potential volatility of foreign investing. Read the prospectus carefully before investing.

1	Cumulative total return measures the change in value of an investment over the periods indicated and reflects all fund fees and expenses.

2
Average annual total return represents the average annual change in value of an investment over the periods indicated and reflects all fund fees and expenses. Average annual total return and cumulative total return for the one-year period would be identical.

*
The MSCI World Index is obtained from Morgan Stanley. It is an unmanaged global stock index comprised of various world stock markets, including the U.S. The total return of a $10,000 investment includes all expenses. Fund’s month-end inception was 10/31/96 with actual inception on 10/28/96.

**
The total returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. The total return reflects the rate an investment would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

Sector Breakdown1

Purisima Total Return Fund

Basic Materials	7.4%
Communications	2.2%
Consumer, Cyclical	6.2%
Consumer, Non-cyclical	10.6%
Energy	19.1%
Financial	27.1%
Industrial	17.6%
Technology	3.9%
Utilities	5.1%
Mutual Funds	0.8%
Total	100.0%
____________
1 Percentage of Total Investments as of August 31, 2006.

Important Information

The following disclosure provides important information regarding the Fund’s Expense Example. Please refer to this information when reviewing the Expense Example for the Fund.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from March 1, 2006 to August 31, 2006, for the Purisima Total Return Fund.

Actual Expenses

The information in the table under the heading ‘‘Actual Performance’’ provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading ‘‘Hypothetical Performance (5% return before expenses)’’ provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading ‘‘Hypothetical Performance (5% return before expenses)’’ is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical
		Performance
		(5% return
	Actual	before
Purisima Total Return Fund	Performance	expenses)
Beginning Account Value (03/01/06)	$1,000.00	$1,000.00
Ending Account Value (08/31/06)	$1,024.80	$1,017.69
Expenses Paid During Period[1]	$7.60	$7.58
_____________
1
Expenses are equal to the Fund’s expense ratio for the six month period of 1.49% for the Purisima Total Return Fund multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Purisima Total Return Fund
Schedule of Investments
August 31, 2006

Shares		Value
COMMON STOCKS: 99.2%

Aerospace & Defense: 3.9%
27,400	Embraer-Empresa Brasileira de Aeronautica S.A. - ADR	$1,057,640
137,500	Honeywell International, Inc.	5,324,000
44,800	Lockheed Martin Corp.	3,700,480
82,300	United Technologies Corp.	5,161,033
		15,243,153
Air Freight & Logistics: 1.5%
58,600	FedEx Corp.	5,920,358
Automobiles: 1.5%
252,600	Nissan Motor Co. Ltd. - ADR	5,751,702
Biotechnology: 1.9%
108,600	Celgene Corp. (a)	4,418,934
110,900	Medimmune, Inc. (a)	3,065,276
		7,484,210
Capital Markets: 9.6%
14,545	Ameriprise Financial, Inc.	665,143
165,800	Credit Suisse Group - ADR	9,268,220
44,000	Goldman Sachs Group, Inc.	6,540,600
78,850	Lehman Brothers Holdings, Inc.	5,031,418
94,800	Morgan Stanley	6,236,892
203,550	Nomura Holdings, Inc. - ADR	3,918,337
100,150	UBS AG	5,685,516
		37,346,126
Chemicals: 1.7%
78,200	BASF AG - ADR	6,457,756
Commercial Banks: 5.8%
25,900	Banco Bradesco S.A. - ADR	847,448
444,675	Banco Santander Central Hispano S.A. - ADR	6,923,590
14,800	Kookmin Bank - ADR	1,192,584
459,200	Mitsubishi Ufj Financial Group, Inc. - ADR	6,231,344
538,700	Sumitomo Mitsui Financial Group, Inc. - ADR	6,062,853
19,300	Woori Finance Holdings Co. Ltd. - ADR	1,129,050
		22,386,869
Communications Equipment: 1.4%
239,000	Motorola, Inc.	5,587,820

 See accompanying Notes to Financial Statements.

Shares		Value
Computers & Peripherals: 1.3%
269,400	EMC Corp. (a)	$3,138,510
50,000	Fujitsu Limited - ADR	2,005,800
		5,144,310
Construction Machinery & Equipment: 1.7%
87,700	Komatsu Ltd. - ADR	6,415,702
Construction Materials: 0.3%
35,400	Cemex S.A. de C.V. - ADR	1,022,706
Consumer Finance: 1.7%
48,825	ORIX Corp. - ADR	6,486,401
Diversified Financial Services: 1.4%
125,927	ING Groep N.V. - ADR	5,469,010
Diversified Telecommunication Services: 0.8%
45,600	Alltel Corp.	2,471,976
47,147	Windstream Corp.	622,340
		3,094,316
Electric Utilities: 3.0%
56,500	American Electric Power Co., Inc.	2,061,120
81,600	DPL, Inc.	2,268,480
46,600	Edison International	2,033,624
48,100	FirstEnergy Corp.	2,744,586
69,600	PPL Corp.	2,433,912
		11,541,722
Electronic Computers: 0.9%
52,225	Hitachi Ltd. - ADR	3,307,932
Energy Equipment & Services: 6.3%
129,600	Baker Hughes, Inc.	9,224,928
119,800	Schlumberger Ltd.	7,343,740
30,000	Tenaris S.A. - ADR	1,101,300
102,700	Transocean, Inc. (a)	6,855,225
		24,525,193
Food & Staples Retailing: 0.3%
38,300	Wal-Mart De Mexico S.A. de C.V. - ADR	1,305,712
Food Products: 2.2%
83,500	Cadbury Schweppes Plc - ADR	3,571,295
168,200	Groupe Danone - ADR	4,852,570
		8,423,865

See accompanying Notes to Financial Statements.

Shares		Value
Health Care Providers & Services: 1.7%
33,400	Cigna Corp.	$3,776,538
71,100	Health Net, Inc. (a)	2,972,691
		6,749,229
Household Durables: 1.2%
219,300	Matsushita Electric Industrial Co. Ltd. - ADR	4,677,669
Household Products: 0.8%
49,725	Procter & Gamble Co.	3,077,978
Industrial Conglomerates: 2.7%
72,550	General Electric Co.	2,471,053
92,150	Siemens AG - ADR	7,837,358
		10,308,411
Insurance: 3.0%
174,550	AXA - ADR	6,503,733
53,950	Millea Holdings, Inc. - ADR	4,949,912
		11,453,645
Investment Advice: 0.9%
160,100	Amvescap Plc - ADR	3,342,888
Machinery: 4.8%
104,500	Caterpillar, Inc.	6,933,575
125,700	Illinois Tool Works, Inc.	5,518,230
152,800	Kubota Corp. - ADR	6,267,856
		18,719,661
Measuring, Analyzing, & Controlling Instruments: 0.8%
85,300	Hoya Corp. - ADR	3,105,517
Metals & Mining: 5.4%
21,300	AngloGold Ashanti Ltd. - ADR	982,569
102,500	BHP Billiton Ltd. - ADR	4,315,250
52,000	Cia Vale Do Rio Doce - ADR	936,000
92,100	Freeport-McMoRan Copper & Gold, Inc.	5,361,141
306,400	Kobe Steel Ltd. - ADR	4,898,325
21,900	Rio Tinto Plc - ADR	4,411,755
		20,905,040
Metals Service Centers & Offices: 0.9%
12,110	Mitsui & Co. Ltd. - ADR	3,439,967
Motor Vehicles & Passenger Car Bodies: 0.6%
38,775	Fuji Heavy Industries Ltd. - ADR	2,244,809
Multi-Utilities & Unregulated Power: 0.6%
44,900	Sempra Energy	2,232,428

See accompanying Notes to Financial Statements.

Shares		Value
National Commercial Banks: 1.4%
129,277	Sanpaolo IMI SpA - ADR	$5,419,292
Oil & Gas: 13.1%
145,000	Anadarko Petroleum Corp.	6,801,950
59,100	Canadian Natural Resources Ltd.	3,108,069
100,200	ConocoPhillips	6,355,686
68,000	Devon Energy Corp.	4,249,320
74,500	EnCana Corp.	3,929,130
127,200	Occidental Petroleum Corp.	6,485,928
108,300	Royal Dutch Shell Plc - ADR	7,466,202
31,800	Sasol Ltd. - ADR	1,113,000
161,100	Talisman Energy, Inc.	2,832,138
124,008	Total S.A. - ADR	8,361,859
		50,703,282
Petroleum Refining: 1.5%
141,600	E.ON AG - ADR	6,003,840
Pharmaceuticals: 4.9%
82,400	AstraZeneca Plc - ADR	5,367,536
91,450	GlaxoSmithKline Plc - ADR	5,192,531
57,700	Johnson & Johnson	3,730,882
118,450	Merck & Co., Inc.	4,803,147
		19,094,096
Real Estate: 1.9%
18,200	Alexandria Real Estate Equities, Inc.	1,783,964
31,900	AMB Property Corp.	1,780,977
25,400	Camden Property Trust	1,970,786
16,100	Essex Property Trust, Inc.	2,020,067
		7,555,794
Real Estate Investment Trusts: 0.5%
20,418	Public Storage, Inc.	1,769,220
Road & Rail: 1.0%
82,300	Canadian Pacific Railway Ltd.	4,040,107
Semiconductor & Semiconductor Equipment: 2.6%
112,075	KLA-Tencor Corp.	4,921,213
158,950	Texas Instruments, Inc.	5,180,181
		10,101,394

See accompanying Notes to Financial Statements.

Shares/Principal Amount		Value
Specialty Retail: 0.7%
103,600	Lowe’s Companies, Inc.	$2,803,416
Textile Mill Products: 1.0%
47,000	Toray Industries, Inc. - ADR	3,750,863
TOTAL COMMON STOCKS
(Cost $287,396,083)		384,413,409
SHORT TERM INVESTMENTS: 0.8%
3,055,321	SEI Daily Income Trust Government Fund	3,055,321
TOTAL SHORT TERM INVESTMENTS
(Cost $3,055,321)		3,055,321
TOTAL INVESTMENTS
(Cost $290,451,404): 100.0%		387,468,730
Liabilities in Excess of Other Assets: 0.0%		(170,371)
TOTAL NET ASSETS: 100.0%		$387,298,359

ADR -	American Depository Receipt
(a)	Non-Income Producing Security.

See accompanying Notes to Financial Statements.

Purisima Total Return Fund
Statement of Assets and Liabilities
at August 31, 2006

ASSETS
Investments in securities, at cost	$290,451,404

Investments in securities, at value	$387,468,730
Receivables:
Dividends and interest	449,482
Fund shares sold	162,610
Other assets	32,812
Total Assets	388,113,634

LIABILITIES
Payables for fund shares redeemed	40,392
Accrued advisory fees (Note 3)	327,644
Accrued distribution fees (Note 4)	302,508
Accrued administration fees (Note 3)	24,875
Accrued transfer agent fees	40,509
Other accrued expenses	79,347
Total Liabilities	815,275

NET ASSETS	$387,298,359

Number of shares issued and outstanding (unlimited shares authorized, $0.01 par value)	18,006,088

Net asset value, offering and redemption price per share	21.51

COMPONENTS OF NET ASSETS

Paid-in capital	$294,689,661
Accumulated net investment loss	(2,564,100)
Accumulated net realized loss on investments	(1,844,528)
Net unrealized appreciation on investments	97,017,326
Net assets	$387,298,359

See accompanying Notes to Financial Statements.

Purisima Total Return Fund
Statement of Operations
For the Year Ended August 31, 2006

Total Return Fund
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $546,605)	$5,907,837
Interest	130,557
Total income	6,038,394
Expenses
Advisory fees (Note 3)	3,601,486
Distribution fees (Note 4)	900,372
Administration fees (Note 3)	278,562
Transfer agent fees	168,189
Fund accounting fees	99,341
Custody fees	70,503
Insurance expense	83,156
Reports to shareholders	22,496
Registration fees	25,033
Audit fees	26,813
Legal fees	30,970
Trustee fees	6,146
Miscellaneous	50,682
Total expenses	5,363,749
Add: Expenses recouped by Adviser (Note 3)	31
Net expenses	5,363,780
Net investment income	674,614

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
Net realized gain on investments	11,633,430
Change in net unrealized appreciation on investments	34,526,644
Net gain on investments	46,160,074
Net increase in net assets resulting from operations	$46,834,688

See accompanying Notes to Financial Statements.

Purisima Total Return Fund
Statement of Changes in Net Assets

	Total Return Fund
	Year Ended	Year Ended
INCREASE IN NET ASSETS FROM:	August 31, 2006	August 31, 2005
OPERATIONS
Net investment income	$674,614	$1,644,637
Net realized gain (loss) on investments	11,633,430	(1,118,029)
Change in net unrealized appreciation on investments	34,526,644	44,278,128
Net increase in net assets resulting from operations	46,834,688	44,804,736

DISTRIBUTION TO SHAREHOLDERS
From net investment income	(4,857,625))	(1,194,234)
Total distributions to shareholders	(4,857,625))	(1,194,234)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)	19,897,125	(16,808,549)
Total increase in net assets	61,874,188	26,801,953

NET ASSETS
Beginning of year	325,424,171	298,622,218
End of year	$387,298,359	$325,424,171

Undistributed net investment income (loss)	$(2,564,100))	$1,644,143

(a) A summary of capital share transactions is as follows:

	Year Ended August 31, 2006		Year Ended August 31, 2005
	Shares	Value	Shares	Value
Shares sold	3,149,391	$66,243,656	2,859,161	$51,815,699
Shares issued on reinvestment of distributions	216,984	4,596,749	63,323	1,149,948
Shares issued from merger	325,790	6,431,095	—	—
Shares redeemed	(2,785,212)	(57,374,375)	(3,834,905)	(69,774,196)
Net increase (decrease)	906,953	$19,897,125	(912,421)	$(16,808,549)

See accompanying Notes to Financial Statements.

Purisima Total Return Fund
Financial Highlights

For a capital share outstanding throughout each year.

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report.

	Total Return Fund
	Years Ended August 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$19.03	$16.58	$15.31	$14.06	$18.73
Income from investment operations:
Net investment income	0.04	0.10	0.07	0.07	0.09
Net realized and unrealized gain (loss) on investments	2.72	2.42	1.27	1.34	(2.91)
Total from investment operations	2.76	2.52	1.34	1.41	(2.82)
Less distributions:
From net investment income	(0.28)	(0.07)	(0.07)	(0.05)	(0.19)
From net realized gain	—	—	—	(0.11)	(1.66)
Total distributions	(0.28)	(0.07)	(0.07)	(0.16)	(1.85)
Net asset value, end of year	$21.51	$19.03	$16.58	$15.31	$14.06
Total return	14.54%	15.20%	8.72%	10.22%	(16.72)%
Ratios/supplemental data:
Net assets, end of year (millions)	$387.3	$325.4	$298.6	$244.1	$181.6
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	1.49%	1.46%	1.49%	1.56%	1.51%†
After fees waived and expenses absorbed or recouped	1.49%	1.49%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets #	0.19%	0.52%	0.42%	0.55%	1.03%
Portfolio turnover rate	43.47%	16.68%	19.50%	12.57%	60.76%
_________________
#	Net of fees waived.
†	With dividend expense on securities sold short, which was 0.10%. Otherwise, ratio of net expenses to average net assets would be 1.50%.

See accompanying Notes to Financial Statements.

Purisima Total Return Fund
Notes to Financial Statements
August 31, 2006

NOTE 1 - ORGANIZATION

The Purisima Funds (the ‘‘Trust’’) was organized as a Delaware business trust on June 27, 1996 and is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as an open-end management investment company issuing its shares in series. Each series represents a distinct portfolio with its own investment objectives and policies. The accompanying financial statements include the Purisima Total Return Fund (the ‘‘Fund’’), which commenced operations on October 28, 1996. The Fund is one of the two portfolios comprising the Trust. Fisher Asset Management, LLC (doing business as Fisher Investments) (the ‘‘Adviser’’) serves as the investment adviser to the Fund.

The investment objective of the Purisima Total Return Fund is as follows:

The Fund seeks to produce a high level of total return. It invests primarily in common stocks and other equity-type securities, or securities acquired primarily to produce income, or a combination of both depending on the assessment of market conditions.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. Investments in securities traded on a national securities exchange are valued at the last sales price on the business day as of which such value is being determined. Investments in securities traded on the Nasdaq Stock Market, Inc. (‘‘Nasdaq’’) will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. Securities traded on an exchange or Nasdaq for which there have been no sales and other over- the-counter securities are valued at the closing bid. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees or their designee, taking into consideration: (I) fundamental analytical data relating to the investment; (II) the nature and duration of restrictions on disposition of the securities; and (III) an evaluation of the forces which influence the market in which these securities are purchased and sold. Debt securities with remaining maturities of 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value.

B.
Federal Income and Excise Taxes. The Fund has elected to be taxed as a ‘‘regulated investment company’’ and intends to distribute substantially all taxable income to the shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income or excise tax provision is required.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

On July 13, 2006, the Financial Accounting Standards Board (‘‘FASB’’) released FASB Interpretation No. 48 ‘‘Accounting for Uncertainty in Income Taxes’’ (‘‘FIN 48’’). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management believes that the adoption of FIN 48 will have no impact on the financial statements of the Fund.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon its current interpretations of the tax rules and regulation that exist in the markets in which it invests.

As of August 31, 2006, the Fund had a capital loss carryforward available to offset future capital gains, if any, of $1,540,425, of which $83,515 expires in 2011, $338,881 expires in 2012 and $1,118,029 expires in 2013.

C.
Security Transactions, Investment Income and Distributions. Security transactions are accounted for on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the bases of identified costs.

D.
Use of estimates. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

E.
Concentration of Risk. Investments in securities of non-U.S. issues in certain countries involve special investment risks. These risks may include, but are not limited to, investment restrictions, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

F.
Securities Sold Short. To the extent the Fund engages in selling securities short, it is obligated to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

G.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2006, the Fund increased accumulated net investment loss by $25,232, increased accumulated net realized loss on investments by $102,149 and increased paid in capital by $127,381.

H.
Indemnification Obligations. Under the Fund’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Fund has an Investment Management Agreement with the Adviser to provide investment advisory services to the Fund. The Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets.

The Fund is responsible for its own operating expenses. The Adviser has agreed to limit the Fund’s total expenses (exclusive of brokerage, interest, taxes, dividends on securities sold short and extraordinary expenses) to not more than 1.50% of the average daily net assets.

Any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, anytime before the end of the third fiscal year following the year to which the fee reduction, waiver, or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. For the year ended August 31, 2006, the Fund paid the Adviser $3,601,486 and the Adviser recouped fees previously waived and expenses absorbed of $31 from the Fund.

As of August 31, 2006, the Adviser has recouped all available reimbursements from the Fund.

U.S. Bank, N.A. serves as the Fund’s Custodian. U.S. Bancorp Fund Services, LLC (‘‘USBFS’’), an affiliate of U.S. Bank, N.A., serves as the Administrator, Fund Accountant and Transfer Agent. Certain officers of the Trust, including the Trust’s Treasurer, are employees of the Administrator. In its capacity as the Fund’s Administrator, USBFS provides general fund management including corporate secretarial services, coordinates the preparation of materials for the Board of Trustees, assists with the annual audit of the Fund’s financial statements, monitors the Fund’s compliance with federal and state regulations as well as investment restrictions, coordinates the payment of Fund expenses and monitors expense accruals, prepares financial statements and non-investment related statistical data and makes required tax reporting calculations. During the year ended June 30, 2006, Purisima Total Return Fund paid USBFS $278,562 for services rendered in its capacity as the Trust’s Administrator.

Quasar Distributors, LLC, an affiliate of U.S. Bank, N.A., and USBFS serves as principal underwriter of the Fund and acts as the Fund’s distributor, pursuant to a Distribution Agreement with the Trust, in a continuous public offering of the Fund’s shares.

NOTE 4 - SERVICE AND DISTRIBUTION PLAN

The Trust has adopted a Service and Distribution Plan (the ‘‘Plan’’) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay expenses incurred for the purpose of distribution activities, including the engagement of dealers, intended to result in the sale of shares of the Fund. The fee accrues at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. For the year ended August 31, 2006, the Fund incurred $900,372 in distribution fees.

NOTE 5 - INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, excluding U.S. Government securities and short-term investments, for the year ended August 31, 2006 were as follows:

Fund	Purchases	Sales
Purisima Total Return Fund	$163,287,119	$155,826,013

NOTE 6 - FEDERAL INCOME TAX MATTERS

The difference between the book and tax basis components of the distributable earnings relates principally to the timing of recognition of income and gains for federal income tax purposes. These differences are primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on passive foreign investment companies and return of capital distributions and income adjustments recognized for tax purposes on real estate investment trusts. Short-term gains distributions reported in the Statements of Changes of Net Assets, if any, are reported as ordinary income for federal tax purposes.

As of August 31, 2006, the components of distributable earnings on a tax basis were as follows:

Total Return
Cost of investments for tax purposes	$294,751,793
Gross tax unrealized appreciation	$103,408,735
Gross tax unrealized depreciation	$(10,691,798)
Net tax unrealized appreciation	$92,716,937
Undistributed ordinary income	$1,432,186
Other accumulated earnings	$(1,540,425)
Total accumulated earnings	$92,608,698

The tax composition of dividends are as follows

	Ordinary Income	Income Per Share	Long Term Capital Gains	Long Term Capital Gains Per Share
Purisima Total
Return Fund
8/31/2006	$4,857,625	$0.2825	—	—
8/31/2005	1,194,234	0.0673	—	—

NOTE 7 - MERGER

At the close of November 18, 2005, the Purisima Total Return Fund (the ‘‘Acquiring Fund’’) acquired all the net assets of the Purisima Pure American Fund and the Purisima Pure Foreign Fund (the ‘‘Acquired Funds’’) in a tax-free exchange of shares pursuant to an agreement and plan of reorganization approved by the Acquired Funds’ shareholders on November 16, 2005. The number and value of shares issued by the Acquiring Fund are presented in the Acquiring Fund’s Schedule of Changes in Net Assets.

The Acquiring Fund issued 119,793 shares (valued at $2,364,717, including unrealized appreciation of $367,658) for the Purisima Pure American Fund and issued 205,997 shares (valued at $4,066,378, including unrealized appreciation of $878,069) for the Purisima Pure Foreign Fund during acquisition on November 18, 2005. The aggregate net assets of the Acquiring Fund immediately after the merger were $337,737,456.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
The Purisima Funds
Woodside, California

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the Purisima Total Return Fund, a series of The Purisima Funds (the ‘‘Trust’’), as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Purisima Total Return Fund as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 22, 2006

Other Information

Proxy Voting Procedures (Unaudited)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust’s Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-841-0199. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-841-0199. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-841-0199. Furthermore, you can obtain the Form N-Q on the SEC’s website at http://www.sec.gov.

Tax Notice (Unaudited)

The percentage of dividend income distributed for the year ended August 31, 2006, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100% for the Fund.

The percentage of dividend income distributed for the year ended August 31, 2006 designated as qualified dividends received deduction available to corporate shareholders is 88% for the Total Return Fund.

Additional Information applicable to foreign shareholders only: The percentage of income distributed for the year ended August 31, 2006, designated qualified interest income under Internal Revenue Code Section 871(k)(1)(C) is 1% for the Fund.

For the year ended August 31, 2006, the Fund earned foreign source income and paid foreign taxes, which the Fund intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Foreign Source Income Earned.	Foreign Taxes Paid
Australia	$32,375.00	$0.00
Brazil	28,542.65	3,466.75
Britain	684,545.89	0.00
Canada	58,824.78	8,823.35
France	498,026.77	68,113.74
Germany	674,399.96	139,950.35
Italy	187,962.94	50,749.99
Japan	446,570.95	52,522.95
Luxembourg	10,380.00	0.00
Mexico	39,315.62	0.00
Netherlands	197,004.50	41,623.93
Netherlands Antilles	29,225.00	0.00
Spain	179,626.26	26,943.94
South Africa	20,991.65	0.00
Switzerland	365,024.84	80,383.99
Total	$3,452,816.81	$472,578.99

Trustees and Officer Information (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including all agreements with the Adviser, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its Officers, subject to the Fund’s investment objective and policies and to general supervision by the Board of Trustees. The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-841-0199.

The Trustees and Officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address, Age	Position(s) Held with Trust	Year Elected[1]
Kenneth L. Fisher* (born 1950)	President	1996
13100 Skyline Blvd. Woodside, CA 94062	and Trustee

Pierson E. Clair III (born 1948)	Trustee	1996
13100 Skyline Blvd. Woodside, CA 94062

Scott LeFevre (born 1957) 13100 Skyline Blvd. Woodside, CA 94062	Trustee	2001

Alfred D. McKelvy, Jr. (born 1949) 13100 Skyline Blvd. Woodside, CA 94062	Trustee	2003

Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held

Chief Executive Officer and majority shareholder of the Adviser, and has served in such capacities since the incorporation of the Adviser in 1986. Prior thereto, he was the founder of Fisher Investments, a sole proprietorship which commenced operations in 1979.	2	None

President and Chief Executive Officer of Brown & Haley since 1998 (fine confectioners); Vice President of Blummer Chocolate Company from 1980 to 1997, where he had been employed since 1970.	2	Signature Foods, Inc.

Sole proprietor of LeFevre Capital Management, a registered investment adviser.	2	None

Executive Director of the law firm of Berding & Weil, LLP since 1990.	2	Diablo Valley Bank; East Bay BOMA.

Name, Address, Age	Position(s) Held with Trust	Year Elected[1]

Bryan F. Morse (born 1952)	Trustee	1996
13100 Skyline Blvd. Woodside, CA 94062		1996

Grover T. Wickersham (born 1949) 13100 Skyline Blvd. Woodside, CA 94062	Trustee

Tom Fishel (born 1960) 13100 Skyline Blvd. Woodside, CA 94062	Chief Compliance Officer	2005

Keith Shintani (born 1963) 2020 East Financial Way Glendora, CA 91741	Secretary and Assistant Treasurer	2006

Michael Ricks (born 1977) 2020 East Financial Way Glendora, CA 91741	Treasurer	2006
___________________
1  Trustees and officers of the Funds serve until their resignation, removal or retirement.
*  ‘‘Interested person’’ of the Trust, as defined in the 1940 Act.

Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Sole proprietor of Bryan F. Morse,	2	None
RIA, a registered investment adviser
since 1990.

Attorney in private practice in Palo	2	None
Alto, California. Prior to entering
private practice in June of 1981,
served as a Branch Chief of the Los
Angeles Regional Office of the U.S.
Securities and Exchange Commission.

Vice President and Chief Compliance	N/A	None
Officer of the Adviser since 2005. Vice
President of Charles Schwab & Co.,
Inc. from 1995 to 2004, where he had
been employed since 1983.

Vice President of U.S. Bancorp Fund	N/A	None
Services, LLC since 2000.

Assistant Vice President of U.S.	N/A	None
Bancorp Fund Services, LLC since 2001.

PRIVACY NOTICE

Fisher Asset Management, LLC (doing business as Fisher Investments) and The Purisima Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We are committed to protecting your privacy and your non-public personal information. We do not sell or market your non-public personal information to unaffiliated organizations.We maintain physical, electronic and procedural safeguards to guard your non-public personal information.We hold our employees to strict standards of conduct regarding confidentiality, and employees who violate our Privacy Policy are subject to disciplinary process.We restrict access to your information to those employees who need to know that information to carry out their duties.

We do not disclose any non-public personal information about our clients or former clients without the client’s authorization, except as permitted by law.We may disclose the non-public information we collect to employees and affiliates, and unaffiliated third parties as permitted by law. Third parties may include law enforcement agencies, government and regulatory authorities, and professionals such as our legal counsel and auditors, and we may disclose information for reasons such as audit purposes, prevention of fraud or money laundering, protection of confidentiality, compliance with laws, and to provide agreed upon products and services to you. Third parties may also include service providers performing financial services for us (such as brokers and custodians) and service providers performing non-financial services for us (such as third parties performing computer related or data maintenance, marketing or other services for us or to assist us in offering our products and services to you). It is our policy to require all third party service providers that will receive information to sign strict confidentiality agreements agreeing to safeguard such information and use it only for the purpose it was provided.

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-851-8845.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 08/31/2005	FYE 08/31/2006
Audit Fees	$31,500	$33,000
Audit-Related Fees	0	0
Tax Fees	$7,500	$5,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 08/31/2005	FYE 08/31/2006
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 10, 2003.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Purisima Funds

By (Signature and Title)* /s/ Kenneth L. Fisher
Kenneth L. Fisher, President

Date 11/1/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Kenneth L. Fisher
Kenneth L. Fisher, President

Date 11/1/2006

By (Signature and Title)* /s/ Michael Ricks
Michael Ricks, Treasurer

Date 10/31/06

* Print the name and title of each signing officer under his or her signature.